Exhibit 99.1
Lucid Announces Third Quarter 2021 Financial Results and
Lucid Air Wins 2022 MotorTrend Car of the Year

•Lucid Air today won the 2022 MotorTrend Car of the Year
•Customer reservations rose to 13,000 in Q3, reflecting an order book of approximately $1.3B, and have since increased beyond 17,000
•Customer vehicle production started in Q3 at Lucid’s Advanced Manufacturing Plant (“AMP-1”) in Casa Grande, Arizona, and the second phase of construction broke ground to add 2.85 million square feet of space
•Lucid Group, Inc. successfully listed as a public company on Nasdaq in July under the ticker symbol LCID
•Lucid bolstered its balance sheet to close Q3 with approximately $4.8B in cash

NEWARK, CA and NEW YORK, NY, November 15, 2021 / PRNewswire/ -- Lucid Group, Inc. (Nasdaq: LCID) (“Lucid” or the “Company”), which is setting new standards with its advanced technologies and luxury electric vehicles (“EVs”), today announced financial results for the third quarter ending September 30, 2021.
Peter Rawlinson, CEO & CTO of Lucid, said, “We are tremendously excited by our accomplishments in our first quarter as a publicly traded company. We successfully began production of vehicles for customer deliveries, continued investing in capacity expansion of our manufacturing facility in Arizona, and opened new retail and service locations in advance of the Lucid Air launch. We were also pleased to receive independent validation by the EPA of our industry-leading range of over 500 miles for the Lucid Air. Our progress this quarter demonstrates our focus on execution, our cutting-edge technology, and our vision to help with solutions to address the climate challenges we all face. We look forward to ramping up production of our Grand Touring, Touring, and Pure models and expanding our footprint internationally.”
Sherry House, CFO of Lucid, said: “Lucid’s strong balance sheet following the closing of the merger enabled us to drive the growth of our business and execute on our larger mission to inspire the adoption of sustainable energy. Moving forward, we anticipate continuing vehicle deliveries to customers, investing in capacity and capabilities, and providing value to all of our stakeholders.”
Third Quarter Financial Highlights
•In the third quarter of 2021, Lucid significantly strengthened its balance sheet through the closing of the de-SPAC reverse merger + PIPE, bringing approximately $4.4B onto Lucid’s balance sheet.
•Continued to invest in the business, readying production and deliveries, globalization of our retail network and adding headcount across R&D and SG&A to continue growing our core operations.
•Initiated investment in property, plant, and equipment associated with Phase 2 expansion of manufacturing, continued investment in vehicle program development, and ongoing expansion of retail, delivery, and service capacities.
Third Quarter Business Highlights
•Received EPA Certification as Longest Range Production EV: Lucid’s technological prowess is a key differentiator for the company, with a “clean-sheet” approach to vehicle development that resulted in the ground-breaking Lucid Air with six trim variants whose range exceeds 450 miles on a single charge. The Dream Edition R achieves 520-miles range on a single charge.
•Refined Quality and Received Certifications: In the third quarter of 2021, Lucid’s engineering efforts were focused on optimizing product quality and delivering final certifications in the lead-up to factory commissioning and customer deliveries. Lucid’s laser focus on engineering was validated through significant positive press and third-party validation by media, customers, and certification agencies like the EPA.
•Commissioned and Started Production at the First Greenfield, Dedicated EV Factory in North America: The Casa Grande, AZ (“AMP-1”) facility is operational with production capacity to deliver up to 34,000 vehicles per year.

Lucid is further differentiated with in-house powertrain manufacturing at Lucid Powertrain Manufacturing Plant (“LPM-1”) a few miles from AMP-1 in Casa Grande, AZ.
•Kicked off expansion of production capacity and capabilities: Lucid kicked off the expansion of AMP-1’s manufacturing capacity, expected to provide production capacity for up to 90,000 vehicles per year by the end of 2023 by expanding Lucid Air production capacity and adding production capacity for the “Project Gravity” SUV. The phase 2 expansion is expected to add 2.85M sq. ft. of production footprint and will further vertically integrate production processes.
•Hosted Media, Customers and Lucid Stakeholders at AMP-1 Commissioning Event: Lucid hosted a commissioning event for more than 150 customers, members of the media, institutional investors, and sell-side analysts, among other Lucid stakeholders.
•Continued Expanding Retail Network: Lucid’s direct-to-consumer sales are supported by brick-and-mortar retail studio and service center locations, delivering best-in-class customer experience in all elements of our customers’ journey of vehicle ownership. Lucid expanded its footprint in Q3 to 13 locations in key geographies that align with Lucid’s expected customer demand, and will continue expansion of its retail and service network, including expansion into Canada (4Q’21), EMEA (‘22), and China (‘23), unlocking global demand for the sale of our product in the luxury vehicle marketplace.
•Increased Reservation Volume: Surpassed 13,000 reservations in Q3 for estimated order book of greater than $1.3B.
•Announced Lucid Care: Lucid announced Lucid Care, detailing our service capabilities and offerings.

Looking Forward
Looking ahead, Peter Rawlinson noted “We see significant demand for the award-winning Lucid Air, with accelerating reservations as we ramp production at our factory in Arizona. We remain confident in our ability to achieve 20,000 units in 2022. This target is not without risk given ongoing challenges facing the automotive industry, with global disruptions to supply chains and logistics. We are taking steps to mitigate these challenges, however, and look forward to the launch of the Grand Touring, Touring, and Pure versions of Lucid Air through 2022.”
Conference Call & Webcast Details:
The Company will host a conference call and live webcast for analysts and investors at 2:00 P.M. PT / 5:00 P.M. ET on November 15, 2021.
•Parties in the United States and Canada can access the call by dialing (844) 467-6942 using conference code 7317079.
•International parties can access the call by dialing (262) 222-2347, using conference code 7317079.
The webcast will be accessible on Lucid’s investor relations website at ir.lucidmotors.com for 90 days after the conference call. A telephone replay of the conference call will be available beginning 10:00 P.M. PT on November 15, 2021 through 10:00 P.M. PT on November 22, 2021. To access the replay, parties in the United States and Canada should call (855) 859-2056 and enter the conference code 7317079. International parties should call (404) 537-3406 and enter the conference code 7317079.
Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid’s mission is to inspire the adoption of sustainable energy by creating the most captivating electric vehicles, centered around the human experience. The Company’s first car, Lucid Air, is a state-of-the-art luxury sedan with a California-inspired design underpinned by race-proven technology. Lucid Air features a luxurious full-size interior space in a mid-size exterior footprint. Customer deliveries of Lucid Air, which is produced at Lucid’s new factory in Casa Grande, Arizona, are underway.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating guidance, size of order book and related revenue, future capital expenditures and other operating expenses, expectations and timing related to commercial product launches, production and delivery volumes, the timing of deliveries, future manufacturing capabilities and facilities, studio and service center openings, providing value to stakeholders, ability to mitigate supply chain risks and logistics, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion and the potential success of Lucid’s go-to-market strategy and future vehicle programs. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the transactions; risks related to the timing of expected business milestones and commercial launch, including Lucid’s ability to mass produce the Lucid Air and complete the tooling of its manufacturing facility; risks related to the expansion of Lucid’s manufacturing facility and the increase of Lucid’s production capacity; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; Lucid’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to manage expenses; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and the impact of the global COVID-19 pandemic on Lucid's projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and those factors discussed under the heading “Risk Factors” in the Registration Statement on Form S-1 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid presently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics:

Consolidated financial information has been presented in accordance with US GAAP ("GAAP") as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include Adjusted EBITDA and Free Cash Flow which are discussed below.

Adjusted EBITDA is defined as net loss and comprehensive loss before (1) interest expense, (2) provision for (benefit from) income taxes, (3) depreciation and amortization, (4) change in fair value of forward contracts, (5) change in fair value of convertible preferred stock warrant liability, (6) change in fair value of common stock warrant liability, (7) transaction costs expensed and (8) stock-based compensation. Adjusted EBITDA is a performance measure that we believe provides useful information to our management and investors about the Company’s profitability. Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Free Cash Flow is a performance measure that we believe provides useful information to our management and investors about the amount of cash generated by the business after necessary capital expenditures.

These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.

Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

Trademarks

This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Investor Relations Contact

Investor@lucidmotors.com

Media Contact

media@lucidmotors.com

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS1
Unaudited
(in thousands, except share and per share data)

	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$4,796,880	$614,412
Accounts receivable, net	261	260
Other receivable	27,434	—
Short-term investments	505	505
Inventory	61,155	1,043
Prepaid expenses	80,353	21,840
Other current assets	20,213	24,496
Total current assets	4,986,801	662,556
Property, plant and equipment, net	965,901	713,274
Right-of-use assets	143,782	—
Other noncurrent assets	42,700	26,851
TOTAL ASSETS	$6,139,184	$1,402,681
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$8,914	$17,333
Accrued compensation	28,949	16,197
Finance lease liabilities, current portion	3,268	—
Other current liabilities	228,277	151,753
Total current liabilities	269,408	185,283
Convertible preferred stock warrant liability	—	2,960
Finance lease liabilities, net of current portion	4,687	—
Common stock warrant liability	836,835	—
Other long-term liabilities	183,096	39,139
Total liabilities	1,294,026	227,382

CONVERTIBLE PREFERRED STOCK
Convertible preferred stock, $0.0001 par value; 0 and 1,058,949,780 shares authorized as of September 30, 2021 and December 31, 2020, respectively; 0 and 957,159,704 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively; liquidation preference of $0, and $3,497,913 as of September 30, 2021 and December 31, 2020, respectively	—	2,494,076
STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock, par value $0.0001; 10,000,000 and 0 shares authorized as of September 30, 2021 and December 31, 2020, respectively; no shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	—
Common stock, par value $0.0001; 15,000,000,000 and 1,189,800,259 shares authorized as of September 30, 2021 and December 31, 2020, respectively; 1,641,642,816 and 28,791,702 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	164	3
Additional paid-in capital	9,865,186	38,113
Accumulated deficit	(5,020,192)	(1,356,893)
Total stockholders' equity (deficit)	4,845,158	(1,318,777)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$6,139,184	$1,402,681

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS1
Unaudited
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$232	$334	$719	$342
Cost of revenue	3,320	609	3,424	550
Gross profit	(3,088)	(275)	(2,705)	(208)
Operating expenses
Research and development	242,408	133,890	586,579	341,589
Selling, general and administrative	251,554	27,935	455,478	57,719
Total operating expenses	493,962	161,825	1,042,057	399,308
Loss from operations	(497,050)	(162,100)	(1,044,762)	(399,516)
Other income (expense), net
Change in fair value of forward contracts	—	—	(454,546)	(8,719)
Change in fair value of convertible preferred stock warrant liability	—	(57)	(6,976)	(171)
Change in fair value of common stock warrant liability	(24,787)	—	(24,787)	—
Transaction costs expensed	(2,717)	—	(2,717)	0
Interest expense	(76)	(10)	(111)	(20)
Other income (expense), net	249	785	(151)	76
Total other income (expense), net	(27,331)	718	(489,288)	(8,834)
Loss before provision for (benefit from) income taxes	(524,381)	(161,382)	(1,534,050)	(408,350)
Provision for (benefit from) income taxes	22	(145)	31	(245)
Net loss and comprehensive loss	(524,403)	(161,237)	(1,534,081)	(408,105)
Deemed dividend related to the issuance of Series E convertible preferred stock	—	—	(2,167,332)	—
Net loss attributable to common stockholders	$(524,403)	$(161,237)	$(3,701,413)	$(408,105)
Weighted average shares outstanding used in computing net loss per share attributable to common stockholders, basic and diluted	1,217,032,285	24,279,817	432,654,607	20,889,062
Net loss per share attributable to common stockholders, basic and diluted	$(0.43)	$(6.64)	$(8.56)	$(19.54)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS1
Unaudited
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities
Net loss	$(1,534,081)	$(408,105)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	26,621	5,447
Amortization of insurance premium	7,184	—
Non-cash operating lease cost	8,629	—
Stock-based compensation	366,200	3,257
Loss on disposal of property and equipment	56	139
Change in fair value of contingent forward contract liability	454,546	8,719
Change in fair value of preferred stock warrant liability	6,976	171
Change in fair value of common stock warrant liability	24,787	—
Changes in operating assets and liabilities:
Accounts receivable	(1)	(163)
Inventory	(60,112)	(1,863)
Financed insurance premium	(41,935)	—
Prepaid expenses	(23,762)	9,556
Other current assets	8,299	3,254
Other noncurrent assets and security deposit	(5,861)	(9,324)
Accounts payable	(14,175)	(30,109)
Accrued compensation	12,752	8,880
Operating lease liability	(4,516)	—
Other liabilities and accrued liabilities	17,834	22,732
Other long-term liabilities	5,158	10,002
Net cash used in operating activities	(745,401)	(377,407)
Cash flows from investing activities:
Purchases of property, equipment, and software	(299,313)	(355,860)
Proceed from sale of property, equipment, and software	19	—
Net cash used in investing activities	(299,294)	(355,860)
Cash flows from financing activities:
Payment for short-term insurance financing note	(16,819)	—
Payment for capital lease liabilities	—	(174)
Payment for finance lease liabilities	(1,915)	—
Proceeds from short-term insurance financing note	41,935	—
Repurchase of Series B convertible preferred stock	(3,000)	—
Repurchase of Series C convertible preferred stock	—	(9,861)
Proceeds from issuance of Series D convertible preferred stock	3,000	400,000
Proceeds from issuance of Series E convertible preferred stock	600,000	499,724
Proceeds from exercise of stock options	6,027	2,886
Proceeds from the exercise of public warrants	173,273	—
Proceeds from the reverse recapitalization	4,439,153	—
Payment of transaction costs related to the reverse recapitalization	(4,811)	—
Net cash provided by financing activities	5,236,843	892,575
Net increase in cash, cash equivalents, and restricted cash	4,192,148	159,308
Beginning cash, cash equivalents, and restricted cash	640,418	379,651
Ending cash, cash equivalents, and restricted cash	$4,832,566	$538,959

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS1
Unaudited
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Supplemental disclosure of cash flow information:
Cash paid for interest	$324	$21
Supplemental disclosure of non-cash investing and financing activity:
Property and equipment included in accounts payable and accrued expense	$5,756	$81,011
Property and equipment and right-of-use assets obtained through leases	70,756	—
Issuance of Series D convertible preferred stock upon settlement of contingent forward contracts	—	39,563
Issuance of Series D convertible preferred stock upon exercise of preferred stock warrants	9,936	—
Issuance of Series E convertible preferred stock contingent forward contracts	2,167,332	793
Capital contribution upon forfeit of Series E awards	15,719	—
Issuance of Series E convertible preferred stock upon settlement of contingent forward contracts	2,621,878	—
Issuance of common stock upon conversion of preferred stock in connection with the reverse recapitalization	5,836,785	—
Transaction costs related to the reverse recapitalization not yet paid	$34,054	$—

LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financials Measures1
Unaudited
(in thousands)

Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss and comprehensive loss	$(524,403)	$(161,237)	$(1,534,081)	$(408,105)
Interest expense	76	10	111	20
Provision for (benefit from) income taxes	22	(145)	31	(245)
Depreciation and amortization	14,883	2,155	26,621	5,447
Change in fair value of forward contracts	—	—	454,546	8,719
Change in fair value of convertible preferred stock warrant liability	—	57	6,976	171
Change in fair value of common stock warrant liability	24,787	—	24,787	—
Transaction costs expensed	2,717	—	2,717	—
Stock-based compensation	236,956	1,276	366,200	3,257
Adjusted EBITDA	$(244,962)	$(157,884)	$(652,092)	$(390,736)
Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net cash used in operating activities (GAAP)	$(291,597)	$(169,165)	$(745,401)	$(377,407)
Capital expenditures	(92,780)	(104,770)	(299,313)	(355,860)
Free cash flow (non-GAAP)	$(384,377)	$(273,935)	$(1,044,714)	$(733,267)

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1 The business combination (the “Merger”) between Lucid Group Inc.’s predecessor, Atieva, Inc. (“Legacy Lucid”), and Churchill Capital Corp. IV (“CCIV”), which closed on July 23, 2021, is accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, CCIV has been treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Lucid represent a continuation of the financial statements of Legacy Lucid with the Merger being treated as the equivalent of Legacy Lucid issuing shares for the net assets of CCIV, accompanied by a recapitalization. The net assets of CCIV were recognized as of the closing of the Merger at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger are presented as those of Legacy Lucid and the accumulated deficit of Legacy Lucid has been carried forward after the closing of the Merger. All periods prior to the Merger have been retrospectively adjusted using the applicable exchange ratio for the equivalent number of shares outstanding immediately after the closing of the Merger to effect the reverse recapitalization. See our Form 10-Q for the nine months ended September 30, 2021 for additional information.